Exhibit 99.7
INGRAM MICRO INC.
Amended and Restated 2003 Equity Incentive Plan
Non-EU Restricted Stock Award Agreement (“Award Agreement”)
(Time Vested)
     Section 1. Grant of Restricted Stock Award. As of [INSERT DATE OF GRANT], Ingram Micro Inc., a Delaware corporation (“Micro”) hereby grants [INSERT LEGAL NAME OF AWARDEE] (“Awardee”) a Restricted Stock Award (the “Restricted Stock Award”). This Restricted Stock Award represents the right to receive a total of up to X,XXX shares of Class A Common Stock, $.01 par value per share, of Micro’s common stock (the “Common Stock”), subject to the fulfillment of the vesting conditions set forth below and pursuant to and subject to the terms and conditions set forth in the Ingram Micro Inc. Amended and Restated 2003 Equity Incentive Plan (the “Plan”). Capitalized terms used and not otherwise defined herein are used with the same meanings as in the Plan.
     Section 2. Vesting. Subject to the provisions of this Award Agreement, this Restricted Stock Award shall become vested as set forth below, provided Awardee remains employed with Micro or any of its Affiliates through each vesting date:

Number Of Shares Awarded	Vesting Date (Date that Restrictions Lapse)	Restriction Period and/or Other Conditions

     Section 3. Acceptance of Grant. This Restricted Stock Award shall be awarded by Micro to the Awardee. The Awardee may accept this Restricted Stock Award (within 30 days of grant) by signing and delivering this Award Agreement to the stock plan administrator.
     Section 4. Nontransferability of Restricted Stock Award. This Restricted Stock Award shall not be transferable by Awardee otherwise than by will or by the laws of descent and distribution. The terms of this Restricted Stock Award shall be binding on the executors, administrators, heirs and successors of Awardee.
     Section 5. Termination or Suspension of Employment or Service.
     (a) Termination of Employment or Service for Cause or any reason other than death, Disability or Retirement. Except as the Committee may at any time otherwise provide or as required to comply with applicable law, if Awardee terminates his/her employment or service with Micro or an Affiliate for Cause or any reason other than death, Disability or Retirement, Awardee’s unvested Restricted Stock Award will be cancelled (forfeited) on the Termination Date (as defined in Section 5(d) below) and he/she shall not be entitled to receive any payment thereunder.
     (b) Disability or Death. Except as the Committee may at any time otherwise provide or as required to comply with applicable law, if Awardee’s employment or service with Micro or an Affiliate is terminated due to Disability or death, Awardee’s unvested Restricted Stock Award will immediately vest as of the Termination Date (as defined in Section 5(d) below), or on the date of Awardee’s death. For purposes hereof, “Disability” means “permanent and total disability” as defined in Section 22(e)(3) of the Code or as determined by the Committee pursuant to applicable local law.
     (c) Retirement. Except as the Committee may at any time otherwise provide or as required to comply with applicable law, if Awardee’s employment or service with Micro or an Affiliate is terminated due to Retirement, Awardee’s unvested Restricted Stock Award will continue to vest in accordance with the vesting schedule under this Award Agreement. Unless the Committee otherwise permits, the Committee has determined that the term

“Retirement” means that Awardee’s employment has terminated other than by reason of death, Disability or Cause and that all the following criteria have been satisfied as of the Termination Date (as defined in Section 5(d) below): either (1) Awardee is at least 65 years of age and has completed at least five years of service with Micro or an Affiliate, or (2) Awardee is at least 55 years of age and has completed at least ten years of service with Micro or an Affiliate. However, the number of Restricted Stock awarded in the year of Retirement will be prorated based upon the number of full months of service completed by the retiree during the calendar year of Retirement divided by 12, and the number of prorated Restricted Stock will continue to vest in accordance with the vesting schedule under this Award Agreement.
     (d) Effective Time of Termination. Except as the Committee may otherwise determine, for purposes hereof, any termination of Awardee’s employment or service for any reason shall occur on the date such Awardee ceases to perform services for Micro or an Affiliate (the “Termination Date”) without regard to whether such Awardee continues thereafter to receive any compensatory payments therefrom or is paid salary thereby in lieu of notice of termination or, with respect to a member of the Board who is not also an employee of Micro or an Affiliate, the date such Awardee is no longer a member of the Board. The Termination Date will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); Micro shall have the exclusive discretion to determine the Termination Date for purposes of the Restricted Stock Award.
     Section 6. Restrictions on Issuance and Sale of Shares of Common Stock. Micro shall not be obligated to sell or issue any Shares pursuant to this Restricted Stock Award unless the Shares are at that time effectively registered or exempt from registration under the U.S. Securities Act of 1933, as amended, and unless the issuance is in compliance with all applicable local securities or other laws.
     Section 7. Responsibility for Taxes. Regardless of any action Micro or Awardee’s employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related items related to Awardee’s participation in the Plan and legally applicable to Awardee or deemed by Micro or the Employer to be an appropriate charge to Awardee even if technically due by Micro or the Employer (“Tax-Related Items”), Awardee acknowledges that the ultimate liability for all Tax-Related Items is and remains Awardee’s responsibility and may exceed the amount actually withheld by Micro or the Employer. Awardee further acknowledges that Micro and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock Award, including the grant, vesting or settlement of the Restricted Stock Award, the issuance of Shares upon settlement of the Restricted Stock Award, the subsequent sale of Shares acquired pursuant to the Restricted Stock Award and the receipt of any dividends or other distributions, if any; and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Award to reduce or eliminate Awardee’s liability for Tax-Related Items or achieve any particular tax result. Further, if Awardee has become subject to tax in more than one jurisdiction between the date of grant and the date of any relevant taxable event, Awardee acknowledges that Micro and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
     Prior to any relevant taxable or tax withholding event, as applicable, Awardee will pay or make adequate arrangements satisfactory to Micro and/or the Employer to satisfy all Tax-Related Items. In this regard, if permissible under local law, Awardee authorizes Micro and/or the Employer, or their respective agents, at their sole discretion and pursuant to such procedures as they may specify from time to time, to satisfy the obligations with regard to all applicable Tax-Related Items by one or a combination of the following: (1) withholding from Awardee’s wages or other cash compensation paid to Awardee by Micro and/or the Employer; (2) withholding from proceeds of the sale of Shares acquired pursuant to the Restricted Stock Award; either through a voluntary sale or mandatory sale arranged by Micro (on Awardee’s behalf pursuant to this authorization); or (3) withholding in Shares acquired pursuant to the Restricted Stock Award. To avoid negative accounting treatment, Micro may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates. If the obligation for Tax-Related Items is satisfied by withholding in Shares as described herein, for tax purposes, Awardee is deemed to have been issued the full number of Shares subject to the vested Restricted Stock Award, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of Awardee’s participation in the Plan.

     Finally, Awardee will pay to Micro or the Employer any amount of Tax-Related Items that Micro or the Employer may be required to withhold as a result of Awardee’s participation in the Plan or Awardee’s acquisition of Shares that cannot be satisfied by the means previously described. Micro may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if Awardee fails to comply with his or her obligations in connection with the Tax-Related Items.
     Section 8. Adjustment. The number of Shares subject to this Restricted Stock Award may be adjusted by Micro from time to time pursuant to the Plan.
     Section 9. Nature of the Award. By accepting this Restricted Stock Award, Awardee acknowledges that:
     (1) the Plan is established voluntarily by Micro, it is discretionary in nature and it may be modified, amended, suspended or terminated by Micro at any time;
     (2) the grant of the Restricted Stock Award is voluntary and occasional and does not create any contractual or other right to receive future grants of Restricted Stock Award, or benefits in lieu of Restricted Stock Awards, even if Restricted Stock Awards have been granted repeatedly in the past;
     (3) all decisions with respect to future Restricted Stock Award grants, if any, will be at the sole discretion of Micro;
     (4) participation in the Plan shall not create a right to further employment with the Employer and shall not interfere with the ability of the Employer to terminate Awardee’s employment relationship at any time with or without cause;
     (5) participating in the Plan is voluntary;
     (6) the Restricted Stock Award and the Shares subject to the Restricted Stock Award are extraordinary items that do not constitute compensation of any kind for services of any kind rendered to Micro or the Employer, and which is outside the scope of Awardee’s employment contract, if any;
     (7) the Restricted Stock Award and the Shares subject to the Restricted Stock Award are not intended to replace any pension rights or compensation;
     (8) the Restricted Stock Award and the Shares subject to the Restricted Stock Award are not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension, welfare or retirement benefits or similar payments, and in no event should be considered as compensation for, or relating in any way to, past services to Micro, the Employer or any subsidiary or Affiliate of Micro;
     (9) the Restricted Stock Award and Awardee’s participation in the Plan will not be interpreted to form an employment contract or relationship with Micro, the Employer or any subsidiary or Affiliate of Micro;
     (10) the future value of the underlying Shares is unknown and cannot be predicted with certainty;
     (11) in consideration of the grant of the Restricted Stock Award, no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted Stock Award resulting from termination of Awardee’s employment with Micro or the Employer (for any reason whatsoever and whether or not in breach of local labor laws) and Awardee irrevocably releases Micro and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, Awardee shall be deemed irrevocably to have waived Awardee’s entitlement to pursue such claim;
     (12) the vesting of any Restricted Stock Award ceases upon termination of employment, or other cessation of eligibility to vest for any reason, except as may otherwise be explicitly provided in the Plan document or this Award Agreement;

     (13) Awardee acknowledges that this Award Agreement is between Awardee and Micro, and that the Employer is not a party to this Award Agreement; and
     (14) Awardee agrees to provide Micro with any data requested if Awardee is a mobile employee to facilitate the proper withholding and reporting by Micro and/or the Employer, as applicable.
     Section 10. No Advice Regarding Grant. Micro is not providing any tax, legal or financial advice, nor is Micro making any recommendations regarding Awardee’s participation in the Plan or the acquisition or the sale of the underlying Shares. Awardee is hereby advised to consult with personal tax, legal and financial advisors regarding participation in the Plan before taking any action related to the Plan.
     Section 11. Data Privacy. Awardee explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Awardee’s personal data as described in this Award Agreement and any other Restricted Stock Award grant materials by and among, as applicable, the Employer, Micro and its subsidiaries and Affiliates for the exclusive purpose of implementing, administering and managing Awardee’s participation in the Plan.
     Awardee hereby understands that Micro and the Employer may hold certain personal information about the Awardee, including, but not limited to, Awardee’s name, home address and telephone number, date of birth, employee identification number or other identification number, salary, nationality, job title, any shares of stock or directorships held in Micro, details of all restricted stock units or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in Awardee’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”). Awardee hereby understands that Data may be transferred to any third parties assisting Micro with the implementation, administration and management of the Plan, that these recipients may be located in Awardee’s country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than Awardee’s country. Awardee hereby understands that Awardee may request a list with the names and addresses of any potential recipients of the Data by contacting Awardee’s local human resources representative. Awardee authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing the Awardee’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom Awardee may elect to deposit any Shares acquired upon vesting of the Restricted Stock Award. Awardee hereby understands that Data will be held only as long as is necessary to implement, administer and manage the Awardee’s participation in the Plan as determined by Micro. Awardee hereby understands that Awardee may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Awardee’s local human resources representative. Awardee hereby understands, however, that refusing or withdrawing the Awardee’s consent may affect the Awardee’s ability to participate in the Plan. For more information on the consequences of Awardee’s refusal to consent or withdrawal of consent, Awardee understands that he or she may contact his or her human resources representative responsible for Awardee’s country at the local or regional level.
     Section 12. No Rights Until Issuance. Awardee shall have no rights hereunder as a shareholder with respect to any Shares subject to this Restricted Stock Award until the date of the issuance of the stock certificate for such Shares.
     Section 13. Entire Agreement. The Plan is incorporated herein by reference. The Plan and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements between the Awardee and Micro with respect to the subject matter hereof, and may not be modified adversely to the Awardee’s interest except by means of a writing signed by the Awardee and Micro.
     Section 14. Governing Law and Venue. The grant of this Restricted Stock Award and this Award Agreement shall be governed by and construed according to the laws of the State of Delaware without regard to its principles of conflicts of laws as provided in the Plan. Any proceeding arising out of or relating to this Award Agreement or the Plan may be brought only in the state or federal courts located in Orange County, California where this grant is made and/or to be performed, and the parties to this Award Agreement hereby submit to and consent to the exclusive jurisdiction of such courts.
     Section 15. Amendment. This Restricted Stock Award may be amended as provided in the Plan.
     Section 16. Plan and Prospectus. This Restricted Stock Award is subject to all the terms of the Plan and the related prospectus, a copy of which has been received by the Awardee.
     Section 17. Binding Agreement; Interpretation. By accepting the grant of this Restricted Stock Award evidenced hereby, the Awardee and Micro agree that this Restricted Stock Award is granted under and governed by the terms and conditions of the Plan and this Award Agreement. The Awardee has reviewed the related prospectus and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to accepting the Restricted Stock Award and fully understands all provisions of the related prospectus and Award Agreement. The Awardee agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan and Award Agreement.
     Section 18. Language. Awardee acknowledges that Awardee may be executing part or all of the Award Agreement in English and agrees to be bound accordingly. If the Awardee has received this or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
     Section 19. Electronic Delivery. Micro may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Awardee hereby consents to receive such documents by electronic delivery and agree to participate in the Plan through an on-line or electronic system established and maintained by Micro or another third party designated by Micro.
     Section 20. Severability. The provisions of this Award Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.
     Section 21. Code Section 409A. To the extent applicable, this Award Agreement shall incorporate the terms and conditions required by Section 409A of the Code and be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder. Notwithstanding any provision of this Award Agreement or the Plan to the contrary, in the event that following the date of grant, the Committee determines that it may be necessary or appropriate to do so, the Committee may adopt such amendments to this Award Agreement or the Plan or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Restricted Stock Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Restricted Stock Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of penalty taxes under Section 409A of the Code.
     Section 22. Addendum A. Notwithstanding any provisions in this Award Agreement, the grant of the Restricted Stock Award shall be subject to any special terms and conditions set forth in the Addendum A to this Award Agreement for Awardee’s country. Moreover, if Awardee relocates to another country for which there is an Addendum A, the special terms and conditions of the Addendum A for such country will apply to Awardee, to the extent Micro determines that the application of such terms and conditions is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and Micro will provide Awardee with the Addendum A of the country to which Awardee relocated. See attached Addendum A, if applicable, and if applicable, constitutes part of this Award Agreement.

INGRAM MICRO INC.

Lynn Jolliffe
Senior Vice President, Human Resources

Accepted and agreed as to the foregoing:
AWARDEE
_______________________________________
Name
_______________________________________
Date